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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                             TRACTOR SUPPLY COMPANY
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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              BOARD OF DIRECTORS APPROVES REDUCTION IN SHARES UNDER
                         PROPOSED STOCK INCENTIVE PLAN

        On April 27, 2006, the Board of Directors of Tractor Supply Company (the "Company") approved an amended version of its proposed 2006 Stock Incentive Plan (the "Plan") to reduce the number of shares of common stock authorized for issuance pursuant to the Plan from 3,000,000 shares to 2,750,000 shares. Additionally, the Company incorporated specific share limit counting rules into the Plan.

        The Company was informed earlier this week by Institutional Shareholder Services (ISS) that the number of shares proposed, as well as the absence of specific share limit counting rules, in the version of the Plan previously approved by the Board resulted in ISS cost guidelines being exceeded based on the valuation methodology used by ISS. Consequently, the Company decided to approve an amended version of the Plan to conform to such ISS guidelines, and to seek stockholder approval of such amended Plan. The amended Plan will be presented for stockholder approval at the Company's Annual Meeting of Stockholders to be held on Thursday, May 4, 2006. The Company expects that ISS will recommend voting in favor of the Plan.

        A copy of the revised Plan is attached as Exhibit 99.1 to the Current Report on Form 8-K being filed by the Company on the date hereof with the Securities and Exchange Commission (the "SEC"). Stockholders may obtain, free of charge, a copy of such Current Report on Form 8-K and revised Plan at the SEC's website, WWW.SEC.GOV.

        If any stockholder has already returned his or her properly executed proxy card and would like to change his or her vote, such stockholder may revoke his or her proxy before it is voted at the Annual Meeting of Stockholders by giving written notice of revocation to the Secretary of the Company, by submission of a proxy bearing a later date or by attending the Annual Meeting in person and casting a ballot.

        If any stockholder would like a new proxy or has any questions, he or she should contact David C. Lewis, Assistant Corporate Secretary, 200 Powell Place, Brentwood, Tennessee 37027, at (615) 366-4600.